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                                                                   Exhibit 10.53

                                 AMENDMENT TO
                             THE WHEELABRATOR-RUST
                           SUPPLEMENTAL BENEFIT PLAN


     The Wheelabrator-Rust Supplemental Benefit Plan is hereby amended as follows:

     1. Section 3.2 is hereby amended to add a new paragraph at the end thereof to read as follows:

          "Notwithstanding any of the foregoing provisions of this Section 3.2, a Participant who is employed by the Johnson Screens, Wheelabrator Corporation and Water Process (including the HPD, CPC Engineering, Wiesmann and Memtek business lines) divisions of Wheelabrator Water Technologies Inc. (collectively the "WWTI Entities"), and Westates Carbon-Arizona, Inc., Wheelabrator Water Technologies International Holdings, Inc., and Wheelabrator Clean Air Systems Inc. (collectively the "WWTI Subsidiaries") on the closing date of the sale of the WWTI Entities and the WWTI Subsidiaries to United States Filter Corporation ("U.S. Filter Transaction") shall become fully vested in his or her Account balances."